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File No. 333-275154
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Tweet 1: Figure is bringing $YLDS to @solana, further continuing our broader push to bring real-world assets to DeFi.

$YLDS—a registered public debt security—will mint natively on Solana making continuous yield backed by U.S. Treasuries available to Solana ecosystem partners.

Tweet 2: @exponentfi will be the first ecosystem partner to adopt $YLDS on Solana, unlocking real utility for DeFi traders.

As a security-version of a stablecoin designed to maintain a fixed dollar price, $YLDS brings institutional-grade, compliant infrastructure to the ecosystem.

Tweet 3: With plans to expand Solana-native integrations in the coming months, Figure is building the bridge between institutional credit and open, composable DeFi.

Read how $YLDS delivers real RWA utility to Solana from day one: [link to press release when ready]